UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22426

Name of Fund: BlackRock Build America Bond Trust (BBN)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2011

Date of reporting period: 01/31/2011

Item 1 – Report to Stockholders

January 31, 2011

Semi-Annual Report (Unaudited)

BlackRock Build America Bond Trust (BBN)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011

Dear Shareholder

Economic data fluctuated widely throughout 2010, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. The sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge to global growth, but overall levels of uncertainty are gradually declining as the United States and the world economy are progressing from a stimulus-driven recovery into a consumption-driven expansion.

In the United States, the corporate sector has been an important area of strength and consumer spending has shown improvement, although weakness in the housing and labor markets continues to burden the economy. It is important to note that we are in the midst of the first global economic recovery that is being led by emerging economies, and the United States has only just begun its transition to a self-sustaining expansion, suggesting that economic improvements still have a way to go.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Stocks continued their advance through most of January until the political unrest in Egypt and widespread discord across the Middle East caused a sharp, but temporary decline at the end of the period. US stocks outpaced most international markets over the 12-month period. Small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing prices downward) through year end and into the New Year. However, on a 12-month basis, yields were lower overall and fixed income markets performed well. Conversely, the tax-exempt municipal market was dealt an additional blow as it became evident that the Build America Bond program would expire at the end of 2010. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and sparked additional volatility in the municipal market. These conditions began to moderate as the period came to a close and the market has shown signs of improvement in supply-and-demand technicals.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of January 31, 2011	6-month	12-month

US large cap equities (S&P 500 Index)	17.93%	22.19%

US small cap equities (Russell 2000 Index)	20.75	31.36

International equities (MSCI Europe, Australasia, Far East Index)	16.10	15.38

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.06	0.13

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.25)	5.25

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	0.20	5.06

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(2.84)	1.10

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	8.65	15.96

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

As of January 31, 2011

The municipal market began the period with a strong tone as rates fell (and prices rose) along with those of US Treasuries. However, the cliché of the “perfect storm” of negative events all conspired in the final months of 2010, leading to the worst quarterly performance for the municipal market since the tightening cycle of 1994. Treasury yields lost their support as concerns about the US deficit raised questions over the willingness of foreign investors to continue to purchase Treasury securities, at least at the previous historically low yields. Municipal valuations also suffered a quick and severe setback as it became evident that the Build America Bond (“BAB”) program would expire at year-end. The program had opened the taxable market to municipal issuers, which had successfully alleviated supply pressure in the traditional tax-exempt marketplace, bringing down yields in that space.

The financial media has been replete with interviews, articles and presentations advertising the stress experienced in municipal finance, resulting in a loss of confidence among retail investors who buy individual bonds or mutual funds. From the middle of November through year-end, funds specializing in tax-exempt bonds witnessed weekly outflows averaging over $2.5 billion. Long-term and high-yield funds saw the greatest redemptions, followed by state-specific funds to a lesser but still significant degree. Demand usually is strong at the beginning of the new year against a backdrop of low new-issue supply, but the mutual fund outflows continued in January, putting additional upward pressure on municipal yields. Political uncertainty surrounding the midterm elections and the approach taken by the new Congress on issues such as income tax rates and alternative minimum tax (and the previously mentioned BAB non-extension) exacerbated the situation. All these conditions, combined with the seasonal illiquidity surrounding year-end holidays and dealers closing their fiscal books, sapped willing market participation from the trading community.

As demand for municipal securities from traditional retail investors was declining and trading desk liquidity was being curtailed, there was no comparable reduction in supply. As it became evident that the BAB program would be retired, issuers rushed deals to market both in the taxable municipal space and, to a lesser degree, in the traditional tax-exempt space. This imbalance in the supply/demand technicals provided the classic market action, leading to wider quality spreads and higher bond yields. The municipal curve steepened as the issuance was concentrated in longer (greater than 20-year) maturities. Curve steepening that began in October accelerated in November, spurred on by Treasury weakness, heavy supply and record outflows. As measured by Thomson Municipal Market Data, AAA-rated municipals rose nearly 82 basis points (“bps”) for maturities 25 years and longer from July 31, 2010, to January 31, 2011. The spread between two-year and 30-year maturities widened from 360 bps to 406 bps over the period.

The fundamental picture for municipalities will be subject to scrutiny for months to come, as the challenges to state and local budgets are real and need to be addressed with significant cuts to expenses and tax revenue increases. The debates around austerity measures needed to succeed in balancing these budgets are not over whether action needs to be taken, but over degree, approach and political will to accomplish these needs. The attention shone upon municipal finance has the potential to improve this market for the future if these efforts result in greater means toward disclosure and accuracy (and timeliness) of reporting. Early tests to judge progress will come soon as California, Illinois and Puerto Rico need to take austerity measures and access financing in the municipal market to address relatively immediate fiscal imbalances. BlackRock favors a more constructive outlook for the municipal market heading into 2011 as the typical, and this year particularly atypical, weakness passes.

4	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011

Trust Summary as of January 31, 2011	BlackRock Build America Bond Trust (BBN)

Trust Overview

BlackRock Build America Bond Trust’s (BBN) (the “Trust”) investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities known as “Build America Bonds” (or “BABs”) issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009. Unlike investments in most other municipal securities, interest received on BABs is subject to federal income tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds, which allows such issuers to issue bonds that pay interest rates that are expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. Under normal market conditions, the Trust invests at least 80% of its assets in BABs and invests 80% of its assets in securities that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objectives will be achieved.

Performance

For the period beginning with the Trust’s initial trading date on August 27, 2010 through January 31, 2011, the Trust returned (9.25)% based on market price and (4.81)% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Bond Funds category posted an average return of 3.55% based on market price and 4.65% based on NAV. All returns reflect reinvestment of dividends. The Trust ended the period trading at a discount to NAV, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust began investing in late August and spent most of the reporting period ramping up its investments. A robust supply of BABs provided a wide choice of new-issue credits at very attractive spreads, which positively impacted Trust performance. Performance was negatively impacted, however, by the rise in interest rates that began after a majority of the Trust’s assets were invested. Additionally, steepening in the longer end of the US Treasury yield curve negatively impacted the Trust, which held a majority of its BABs at the long end. At period end, the Trust was fully invested, with 35% of the portfolio leveraged.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange	BBN
Initial Offering Date	August 27, 2010
Yield on Closing Market Price as of January 31, 2011 ($17.68)[1]	8.03%
Current Monthly Distribution per Common Share[2]	$0.1183
Current Annualized Distribution per Common Share[2]	$1.4196
Leverage as of January 31, 2011[3]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	The distribution is not constant and is subject to change.

[3]

Represents reverse repurchase agreements and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to reverse repurchase agreements and TOBs, minus the sum of accrued liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 6.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	1/31/11	8/27/10	Change	High	Low

Market Price	$17.68	$20.00	(11.60)%	$20.80	$16.88
Net Asset Value	$17.71	$19.10	(7.28)%	$19.27	$17.22

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

1/31/11

Transportation	31%
Utilities	29
County/City/Special District/School District	17
Education	10
State	8
Housing	2
Health	2
Corporate	1

Credit Quality Allocations[4]

1/31/11

AAA/Aaa	6%
AA/Aa	64
A	29
BBB/Baa	1

[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011	5

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Trust may leverage its assets through entering into reverse repurchase agreements and/or through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trust with economic benefits in periods of declining short-term interest rates, but expose the Trust to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trust’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Trust’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on Trust performance from leverage.

The use of leverage may enhance opportunities for increased income to the Trust, but as described above, it also creates risks as short or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trust’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trust’s net income will be less than if leverage had not been used. The Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust will incur expenses in connection with the use of leverage, all of which are borne by Trust shareholders and may reduce income.

Under the Investment Company Act of 1940, the Trust is permitted to enter into reverse repurchase agreements and/or TOB programs in an amount of up to 50% of its total managed assets at the time of entering into the transactions. Under normal circumstances, the Trust anticipates that the total economic leverage from reverse repurchase agreements and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of January 31, 2011, the Trust had 35% economic leverage from reverse repurchase agreements and/or TOBs as a percentage of its total managed assets.

Derivative Financial Instruments

The Trust may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Trust’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause the Trust to hold an investment that it might otherwise sell. The Trust’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011

Schedule of Investments January 31, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Arizona — 2.2%
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, 4.84%, 1/01/41	$25,000	$21,893,000

California — 31.7%
Alameda County Joint Powers Authority, RB, Build America Bonds, Recovery, Series Z, 7.05%, 12/01/44 (a)	11,000	10,596,300
Bay Area Toll Authority, RB, Build America Bonds:
Series S-1, 6.79%, 4/01/30	1,000	1,008,490
Series S-1, 6.92%, 4/01/40	13,700	13,711,919
Series S-3, 6.91%, 10/01/50	14,000	13,769,000
California State Public Works Board, RB, Build America Bonds, Series G-2, 8.36%, 10/01/34	9,015	8,864,089
County of Sonoma California, Refunding RB, Series A, 6.00%, 12/01/29	14,345	13,277,875
Los Angeles Community College District California, GO, Build America Bonds, 6.60%, 8/01/42	10,000	10,283,300
Los Angeles Department of Water & Power, RB, Build America Bonds:
6.17%, 7/01/40 (a)	40,000	37,123,200
7.00%, 7/01/41	17,225	17,309,575
Los Angeles Unified School District California, GO, Build America Bonds, 6.76%, 7/01/34	13,000	13,294,450
Metropolitan Water District of Southern California, RB, Build America Bonds, 6.95%, 7/01/40 (a)	12,000	12,449,400
Orange County Local Transportation Authority, RB, Build America Bonds, Series A, 6.91%, 2/15/41 (a)	5,000	5,368,100
Palomar Community College District, GO, Build America Bonds, 7.19%, 8/01/45	7,500	7,409,550
Rancho Water District Financing Authority, RB, Build America Bonds, 6.34%, 8/01/40 (a)	20,000	18,659,800
Riverside Community College District, GO, Build America Bonds, Series EL, 7.02%, 8/01/40	11,000	10,960,620
San Diego County Regional Airport Authority, Refunding RB, Build America Bonds, Series SU, 6.63%, 7/01/40	29,500	27,514,355
San Francisco City & County Public Utilities Commission, RB, Build America Bonds, Series D, 6.00%, 11/01/40 (a)	21,255	19,973,111
State of California, GO, Build America Bonds:
7.63%, 3/01/40	8,950	9,331,449
7.60%, 11/01/40	15,000	15,597,000
Various Purpose, 7.55%, 4/01/39	9,035	9,335,052
University of California, RB, Build America Bonds (a):
5.95%, 5/15/45	24,000	21,663,840
6.30%, 5/15/50	26,310	23,362,754

		320,863,229

Municipal Bonds	Par (000)	Value

Colorado — 4.3%
City of Colorado Springs Colorado, RB, Build America Bonds, Direct Payment, 5.74%, 11/15/50	$20,000	$17,580,400
Regional Transportation District, COP, Build America Bonds, 7.67%, 6/01/40	20,000	20,268,600
State of Colorado, COP, Build America Bonds, Series E, 7.02%, 3/15/31	5,000	5,222,950

		43,071,950

District of Columbia — 2.4%
Metropolitan Washington Airports Authority, RB, Build America Bonds, Series D, 8.00%, 10/01/47	10,750	10,291,298
Washington Convention & Sports Authority, Refunding RB, Series C, 7.00%, 10/01/40	15,000	13,926,600

		24,217,898

Florida — 5.1%
City of Sunrise Florida, RB, Build America Bonds, Series B, 5.91%, 10/01/35 (a)	25,000	24,045,000
County of Pasco Florida, RB, Build America Bonds, Series B, 6.76%, 10/01/39	1,500	1,526,340
Florida Governmental Utility Authority, Refunding RB, Build America Bonds, Series B, 6.55%, 10/01/40	20,000	18,227,400
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36 (b)	5,695	5,249,480
Town of Davie Florida, RB, Build America Bonds, Series B (AGM), 6.85%, 10/01/40	2,500	2,525,875

		51,574,095

Georgia — 5.5%
Municipal Electric Authority of Georgia, Refunding RB, Build America Bonds:
6.66%, 4/01/57	35,665	34,265,149
Series PL, 6.64%, 4/01/57	12,314	11,909,239
Series PL, 7.06%, 4/01/57	10,000	9,239,500

		55,413,888

Illinois — 19.8%
Chicago Board of Education, GO, Build America Bonds:
6.52%, 12/01/40	25,000	24,104,500
Series SE, 6.14%, 12/01/39	3,000	2,718,660
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40 (a)	16,015	14,450,014
Series A, 6.90%, 12/01/40	4,075	3,911,674
Series B, 6.90%, 12/01/40	4,900	4,703,608
City of Chicago Illinois, GO, Build America Bonds, Recovery, Series Z, 6.26%, 1/01/40	19,000	16,382,750

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AGM	Assured Guaranty Municipal Corp.
COP	Certificates of Participation
EDA	Economic Development Authority
GO	General Obligation Bonds
HFA	Housing Finance Agency
ISD	Independent School District
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bonds

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois (concluded)
City of Chicago Illinois, RB, Build America Bonds:
6.40%, 1/01/40 (a)	$1,500	$1,419,855
6.85%, 1/01/38	27,610	26,703,564
6.74%, 11/01/40 (a)	15,250	15,772,008
City of Chicago Illinois, Refunding RB, Build America Bonds, 6.90%, 1/01/40 (a)	36,000	35,204,040
Illinois Finance Authority, RB, Navistar International, Recovery Zone, 6.50%, 10/15/40	3,425	3,408,046
Illinois Municipal Electric Agency, RB, Build America Bonds:
6.83%, 2/01/35	4,400	4,363,876
7.29%, 2/01/35	15,000	15,410,400
Northern Illinois Municipal Power Agency, RB, Build America Bonds, 7.82%, 1/01/40	5,000	5,448,300
State of Illinois, GO, Build America Bonds, 7.35%, 7/01/35	26,995	26,209,715

		200,211,010

Indiana — 4.2%
Indiana Finance Authority, RB, Build America Bonds, 6.60%, 2/01/39	3,000	3,036,930
Indiana Finance Authority, Refunding RB, Ascension Health Senior Credit, Series B-4, 5.00%, 11/15/39	22,395	19,673,336
Indiana Municipal Power Agency, RB, Build America Bonds, Direct Payment, 5.59%, 1/01/42	22,290	19,888,029

		42,598,295

Kentucky — 1.0%
Kentucky State Property & Building Commission, RB, Build America Bonds, Series C, 5.92%, 11/01/30	10,000	9,822,000

Louisiana — 0.9%
East Baton Rouge Sewerage Commission, RB, Build America Bonds, 6.09%, 2/01/45	3,270	3,111,536
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Build America Bonds (AGM), 6.27%, 11/01/40 (a)	6,000	5,610,000

		8,721,536

Massachusetts — 1.6%
Commonwealth of Massachusetts, RB, Build America Bonds, Recovery, Series Z, 5.73%, 6/01/40 (a)	5,000	5,107,950
Massachusetts HFA, Refunding RB, Series D, 7.02%, 12/01/42	12,000	11,301,120

		16,409,070

Michigan — 0.9%
Detroit City School District, GO, Build America Bonds (Q-SBLF), 6.85%, 5/01/40	10,000	9,451,700

Minnesota — 1.2%
Southern Minnesota Municipal Power Agency, Refunding RB, Build America Bonds, 5.93%, 1/01/43	8,000	7,279,440
Western Minnesota Municipal Power Agency, RB, Build America Bonds, 6.77%, 1/01/46	5,000	5,038,700

		12,318,140

Mississippi — 0.6%
Mississippi Development Bank, RB, Build America Bonds, 6.41%, 1/01/40	6,460	6,239,908

Municipal Bonds	Par (000)	Value

Missouri — 0.7%
University of Missouri, RB, Build America Bonds, 5.79%, 11/01/41 (a)	$7,000	$7,237,300

Nevada — 0.2%
County of Clark Nevada, RB, System, Series C, Build America Bonds, 6.82%, 7/01/45	2,000	1,958,320

New Jersey — 15.6%
Camden County Improvement Authority, RB, Build America Bonds, 7.75%, 7/01/34	5,000	5,092,000
New Jersey EDA, RB:
Build America Bonds, Series CC-1, 6.43%, 12/15/35 (a)	21,500	21,580,410
Series A (NPFGC), 7.43%, 2/15/29	9,860	10,232,609
New Jersey State Housing & Mortgage Finance Agency, RB, Series C (AGM), 6.65%, 11/01/44 (a)	20,250	18,732,870
New Jersey State Turnpike Authority, RB, Build America Bonds:
7.41%, 1/01/40	6,790	7,386,977
Series A, 7.10%, 1/01/41	34,000	35,935,960
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds:
Series B, 6.88%, 12/15/39	8,500	8,752,195
Series C, 5.75%, 12/15/28	7,500	7,243,050
Series C, 6.10%, 12/15/28 (a)	42,500	42,240,750

		157,196,821

New York — 15.3%
City of New York New York, GO, Build America Bonds, 5.82%, 10/01/31	20,000	18,852,800
Metropolitan Transportation Authority, RB, Build America Bonds:
6.67%, 11/15/39	2,220	2,219,134
7.34%, 11/15/39	13,245	14,921,420
Series TR, 6.69%, 11/15/40	13,000	13,043,420
Series TR, 6.81%, 11/15/40	7,000	7,156,310
New York City Municipal Water Finance Authority, RB:
Build America Bonds, 5.79%, 6/15/41 (a)	25,000	22,913,750
Build America Bonds, 6.45%, 6/15/41 (a)	6,300	6,339,879
Build America Bonds, 6.12%, 6/15/42	2,445	2,328,618
Second General Resolution, 6.28%, 6/15/42 (a)	20,000	19,787,200
New York City Transitional Finance Authority, RB, Build America Bonds (a):
5.57%, 11/01/38	19,000	18,327,970
Series FU, 6.27%, 8/01/39	14,795	14,830,656
New York State Dormitory Authority, RB, Build America Bonds, 5.39%, 3/15/40 (a)	15,000	14,057,250

		154,778,407

Ohio — 7.5%
American Municipal Power-Ohio Inc., RB:
Build America Bonds, 5.94%, 2/15/47	5,000	4,273,600
Combined Hydroelectric Projects, Series B, 7.83%, 2/15/41	10,000	10,752,800
County of Hamilton Ohio, RB, Build America Bonds, Series GT, 6.50%, 12/01/34 (a)	10,000	10,180,200
Franklin County Convention Facilities Authority, RB, Build America Bonds, 6.64%, 12/01/42	25,625	24,577,194
Mariemont City School District, GO, Build America Bonds, 6.55%, 12/01/47	10,055	9,561,299

See Notes to Financial Statements.

8	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Ohio (concluded)
Princeton City School District, GO, Refunding, Build America Bonds, Series SC (a):
6.09%, 12/01/40	$9,290	$8,674,537
6.39%, 12/01/47	8,225	7,646,536

		75,666,166

Pennsylvania — 0.3%
Pennsylvania Turnpike Commission, RB, Build America Bonds, Series B, 5.56%, 12/01/49	4,000	3,462,960

Puerto Rico — 0.5%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	5,000	5,174,650

South Carolina — 1.4%
South Carolina State Public Service Authority, RB, Build America Bonds, 6.45%, 1/01/50	13,000	13,700,830

Tennessee — 3.6%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, Build America Bonds, Series A2, 7.43%, 7/01/43	34,910	36,473,270

Texas — 10.9%
Bexar County Hospital District, GO, Build America Bonds, 5.41%, 2/15/40 (a)	21,775	19,479,697
City of San Antonio Texas, RB, Build America Bonds (a):
6.31%, 2/01/37	35,000	35,571,200
6.17%, 2/01/41	19,000	19,101,460
Cypress-Fairbanks ISD, GO, Build America Bonds, Direct Payment, 6.63%, 2/15/38	10,000	10,268,000
Dallas Area Rapid Transit, RB, Build America Bonds, 5.02%, 12/01/48 (a)	10,000	8,777,700
Katy ISD, GO, Build America Bonds (PSF-GTD), 6.35%, 2/15/41	5,000	5,095,800
North Texas Municipal Water District, RB, Build America Bonds, 6.01%, 9/01/40 (a)	13,000	12,134,590

		110,428,447

Washington — 2.8%
Energy Northwest, RB, Build America Bonds, Series B, 5.71%, 7/01/24 (a)	10,000	10,468,000
Port of Seattle Washington, RB, Series B1, 7.00%, 5/01/36	5,890	6,193,865
Washington State Convention Center Public Facilities District, RB, Build America Bonds, 6.79%, 7/01/40	11,550	11,192,528

		27,854,393

Nebraska — 0.7%
Nebraska Public Power District, RB, Build America Bonds, 5.42%, 1/01/43	8,190	7,348,314

Oklahoma — 0.3%
Oklahoma Municipal Power Authority, RB, Build America Bonds, Series M, 6.44%, 1/01/45	3,500	3,360,420

Iowa — 0.4%
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series A, 6.50%, 6/01/23	4,235	3,843,728

West Virginia — 0.6%
Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	9,390	6,408,393

Municipal Bonds	Par (000)	Value

Hawaii — 2.9%
University of Hawaii, RB, Build America Bonds, 6.03%, 10/01/40	$32,000	$29,730,240

Utah — 3.6%
County of Utah, RB, Build America Bonds, Recovery, Series Z, 7.13%, 12/01/39	11,800	12,108,924
Utah Transit Authority, RB, Build America Bonds, Series SU, 5.71%, 6/15/40	26,000	24,467,560

		36,576,484

Total Municipal Bonds — 148.7%		1,504,004,862

Municipal Bonds Transferred to Tender Option Bond Trusts (c)

Illinois — 2.6%
County of Cook Illinois, GO, Build America Bonds, 6.23%, 11/15/34	27,000	25,647,840

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.6%		25,647,840

Total Long-Term Investments (Cost — $1,604,389,668) — 151.3%		1,529,652,702

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (d)(e)	7,150,480	7,150,480

Total Short-Term Securities (Cost — $7,150,480) — 0.7%		7,150,480

Total Investments (Cost — $1,611,540,148*) — 152.0%		1,536,803,182
Liabilities in Excess of Other Assets — (50.6)%		(512,076,459)
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (1.4)%		(13,510,934)

Net Assets — 100.0%		$1,011,215,789

*	The cost and unrealized appreciation (depreciation) of investments as of January 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,598,040,136

Gross unrealized appreciation	$9,637,954
Gross unrealized depreciation	(84,374,908)

Net unrealized depreciation	$(74,736,954)

(a)	All or portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(b)	Variable rate security. Rate shown is as of report date.

(c)

Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011	9

Schedule of Investments (concluded)

(d)	Investments in companies considered to be an affiliate of the Trust during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at January 31, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	7,150,480	7,150,480	$187,849

(e)	Represents the current yield as of report date.

•	Reverse repurchase agreements outstanding as of January 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Morgan Stanley & Co., Inc.	0.65%	12/27/10	Open	$83,183,423	$83,158,750
CitiGroup Global Markets Inc.	0.75%	12/29/10	Open	11,280,794	11,280,000
JPMorgan Chase Bank NA	0.70%	1/04/11	Open	21,179,088	21,178,125
JPMorgan Chase Bank NA	0.70%	1/06/11	Open	169,566,352	169,500,579
Deutsche Bank NA	0.55%	1/07/11	Open	12,648,553	12,638,438
JPMorgan Chase Bank NA	0.70%	1/07/11	Open	8,958,557	8,955,000
Deutsche Bank NA	0.55%	1/10/11	Open	14,496,860	14,486,125
CitiGroup Global Markets Inc.	0.75%	1/13/11	Open	17,662,530	17,651,000
JPMorgan Chase Bank NA	0.70%	1/13/11	Open	43,602,028	43,586,397
JPMorgan Chase Bank NA	0.69%	1/14/11	Open	27,483,621	27,472,813
Morgan Stanley & Co., Inc.	0.75%	1/18/11	Open	20,653,496	20,650,000
JPMorgan Chase Bank NA	0.71%	1/19/11	Open	4,737,834	4,736,620
Morgan Stanley & Co., Inc.	0.75%	1/19/11	Open	40,681,821	40,675,000
JPMorgan Chase Bank NA	0.71%	1/20/11	Open	4,676,570	4,664,642
Deutsche Bank NA	0.55%	1/20/11	Open	24,790,086	24,738,000
Deutsche Bank NA	0.55%	1/26/11	Open	22,779,611	22,778,250

Total				$528,381,224	$528,149,739

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of January 31, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$1,529,652,702	—	$1,529,652,702
Short-Term Securities	$7,150,480	—	—	7,150,480

Total	$7,150,480	$1,529,652,702	—	$1,536,803,182

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

10	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011

Statement of Assets and Liabilities

January 31, 2011 (Unaudited)

Assets

Investments at value — unaffiliated (cost — $1,604,389,668)	$1,529,652,702
Investments at value — affiliated (cost — $7,150,480)	7,150,480
Interest receivable — unaffiliated	21,958,745
Income receivable — affiliated	83
Other assets	18,571

Total assets	1,558,780,581

Liabilities

Cash held as collateral for reverse repurchase agreements	4,784,000
Investment advisory fees payable	695,035
Interest expense payable	242,419
Officer’s and Trustees’ fees payable	20,920
Other accrued expenses payable	172,679

Total accrued liabilities	5,915,053

Other Liabilities

Reverse repurchase agreements	528,149,739
Trust certificates[1]	13,500,000

Total other liabilities	541,649,739

Total liabilities	547,564,792

Net Assets	$1,011,215,789

Net Assets Consist of

Paid-in capital	$1,088,790,045
Distributions in excess of net investment income	(3,285,456)
Accumulated net realized gain	448,166
Net unrealized appreciation/depreciation	(74,736,966)

Net Assets	$1,011,215,789

Net Asset Value

Net asset value	$17.71

Common Shares outstanding, unlimited number of shares authorized, $0.001 par value	57,103,349

[1]	Represents short-term floating rate certificates issued by TOBs.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011	11

Statement of Operations

Period August 27, 2010[1] to January 31, 2011 (Unaudited)

Investment Income

Interest	$27,135,946
Income — affiliated	188,060

Total income	27,324,006

Expenses

Investment advisory	2,794,680
Accounting services	87,694
Officer and Trustees	45,539
Printing	39,717
Professional	35,114
Organization	33,000
Custodian	31,548
Transfer agent	6,797
Registration	4,725
Miscellaneous	53,632

Total expenses excluding interest expense and fees	3,132,446
Interest expense and fees[2]	521,857

Total expenses	3,654,303
Less fees waived by advisor	(57,883)

Total expenses after fees waived	3,596,420

Net investment income	23,727,586

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(189,847)
Financial futures contracts	638,013

448,166

Net unrealized appreciation/depreciation on investments	(74,736,966)

Total realized and unrealized loss	(74,288,800)

Net Decrease in Net Assets Resulting from Operations	$(50,561,214)

[1]	Commencement of operations.

[2]	Related to TOBs and reverse repurchase agreements.

See Notes to Financial Statements.

12	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	Period August 27, 2010[1] to January 31, 2011 (Unaudited)

Operations

Net investment income	$23,727,586
Net realized gain	448,166
Net unrealized appreciation/depreciation	(74,736,966)

Net decrease in net assets resulting from operations	(50,561,214)

Dividends to Common Shareholders From

Net investment income	(27,013,042)

Capital Share Transactions

Net increase in net assets derived from the issuance of Common Shares	1,087,385,321
Reinvestment of dividends	1,304,712

Net increase in net assets derived from capital share transactions	1,088,690,033

Net Assets

Total increase in net assets	1,011,115,777
Beginning of period	100,012

End of period	$1,011,215,789

Distributions in excess of net investment income	$(3,285,456)

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011	13

Statement of Cash Flows

Period August 27, 2010[1] to January 31, 2011 (Unaudited)

Cash Used for Operating Activities

Net decrease in net assets resulting from operations	$(50,561,214)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(21,958,745)
Increase in other assets	(18,571)
Increase in income receivable — affiliated	(83)
Increase in cash held as collateral for reverse repurchase agreements	4,784,000
Increase in investment advisory fees payable	695,035
Increase in interest expense payable	242,419
Increase in other accrued expenses payable	172,679
Decrease in organization costs payable	(33,000)
Increase in Officer’s and Trustees’ fees payable	20,920
Net realized and unrealized loss	74,945,384
Amortization of premium and accretion of discount on investments	115,096
Proceeds from sales of long-term investments	32,009,908
Purchases of long-term investments	(1,636,590,078)
Net proceeds from sales of short-term securities	(7,150,480)

Cash used for operating activities	(1,603,326,730)

Cash Provided by Financing Activities

Proceeds from issuance of Common Shares	1,087,385,321
Cash receipts from borrowings	584,640,289
Cash payments on borrowings	(56,490,550)
Cash receipts from trust certificates	13,500,000
Cash dividends paid to Common Shareholders	(25,708,330)

Cash provided by financing activities	1,603,326,730

Cash

Net change in cash	—
Cash at beginning of period	—

Cash at end of period	—

Cash Flow Information

Cash paid during the period for interest and fees	$279,438

Noncash Financing Activities

Capital shares issued in reinvestment of dividends and distributions paid to Common Shareholders	$1,304,712

[1]	Commencement of operations.

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

14	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011

Financial Highlights

	Period August 27, 2010[1] to January 31, 2011 (Unaudited)

Per Share Operating Performance

Net asset value, beginning of period	$19.10	[2]

Net investment income[3]	0.43
Net realized and unrealized loss	(1.31)

Net decrease from investment operations	(0.88)

Capital charges with respect to issuance of Common Shares	(0.04)

Dividends to shareholders from net investment income	(0.47)

Net asset value, end of period	$17.71

Market price, end of period	$17.68

Total Investment Return[4]

Based on net asset value	(4.81	)% [5]

Based on market price	(9.25	)% [5]

Ratios to Average Net Assets

Total expenses	0.85%[6]

Total expenses after fees waived	0.83%[6]

Total expenses after fees waived and excluding interest expense and fees[7]	0.71%[6]

Net investment income	5.49%[6]

Supplemental Data

Net assets, end of period (000)	$1,011,216

Borrowings outstanding, end of period (000)	$541,650

Average borrowings outstanding during the period (000)	$174,821

Portfolio turnover	4%

Asset coverage, end of period per $1,000	$2,867

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

[3]	Based on average Common Shares outstanding.

[4]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Interest expense and fees related to TOBs and reverse repurchase agreements. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011	15

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Build America Bond Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. Prior to commencement of operations on August 27, 2010, the Trust had no operations other than those relating to organizational matters and the sale of 6,964 Common Shares on July 16, 2010 to BlackRock Holdco. 2, Inc. for $100,012. Investment operations for the Trust commenced on August 27, 2010. The Trust’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Trust determines, and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trust:

Valuation: The Trust fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Trust leverages its assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of the Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Trust. The TOB may also be terminated without the consent of the Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the period August 27, 2010 to January 31, 2011, no TOBs that the Trust participated in were terminated without the consent of the Trust.

16	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Trust, which typically invests the cash in additional municipal bonds. The Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trust’s Schedule of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statement of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trust on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statement of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At January 31, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

$25,647,840	$13,500,000	0.51%

Should short-term interest rates rise, the Trust’s investments in TOBs may adversely affect the Trust’s net investment income and distributions to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trust’s net asset value per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), or certain borrowings (e.g., reverse repurchase agreements), the Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by the Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover the Trust’s deferred compensation liability, if any, are included in other assets in the Statement of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statement of Operations.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011	17

Notes to Financial Statements (continued)

Other: Expenses directly related to the Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Trust has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and to economically hedge, or protect, its exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trust purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trust and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The Effect of Derivative Instruments in the Statement of Operations Period Ended January 31, 2011

Net Realized Gain From

Interest rate contracts:
Financial futures contracts	$638,013

For the period August 27, 2010 to January 31, 2011, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:
Average number of contracts sold	118
Average notional value of contracts sold	$15,006,730

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Trust for 1940 Act purposes, but BAC and Barclays are not.

The Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays the Manager a monthly fee at an annual rate of 0.55% of the Trust’s average daily net assets, plus the proceeds of any outstanding borrowings used for leverage.

Average daily net assets are the average daily value of the Trust’s total assets minus the sum of its accrued liabilities (other than borrowings representing financial leverage).

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Trust’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

18	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011

Notes to Financial Statements (concluded)

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the period August 27, 2010 to January 31, 2011, were $1,636,590,078 and $32,009,908, respectively.

5. Borrowings:

For the period August 27, 2010 to January 31, 2011, the Trust’s daily weighted average interest rate from TOBs and reverse repurchase agreements was 0.69%.

6. Concentration, Market and Credit Risk:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trust; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trust’s Statement of Assets and Liabilities, less any collateral held by the Trust.

As of January 31, 2011, the Trust invested a significant portion of its assets in securities in the Transportation and Utilities sectors. Changes in economic conditions affecting the Transportation and Utilities sectors would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

At January 31, 2011, 6,964 shares were owned by affiliates.

Shares issued and outstanding for the period August 27, 2010 to January 31, 2011, increased by 69,845 as a result of dividend reinvestment and 57,026,540 from shares sold.

Organizational costs of $33,000 were expensed upon the commencement of operations. Offering costs incurred in connection with the Trust’s offering of Common Shares have been charged against the proceeds from the initial Common Share offering in the amount of $1,854,593.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trust paid a net investment income dividend in the amount of $0.1183 per share on February 28, 2011 to Common Shareholders of record on February 15, 2011.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011	19

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Build America Bond Trust (the “Fund”) met on July 16, 2010 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of ten individuals, eight of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the July 16, 2010 meeting, the Board received materials specifically relating to the Agreements. The materials provided in connection with the July 16, 2010 meeting included information regarding (i) the investment objectives and policies of the Fund; (ii) the team of investment advisory personnel assigned to the Fund; (iii) the Fund’s management fee and estimated total operating expenses as compared with a peer group of funds as determined by Lipper, Inc. (“Lipper”); and (iv) certain direct and indirect “fallout” benefits to BlackRock from its relationship with the Fund. Periodically, the Board Members, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information including general information regarding BlackRock’s management of such funds, BlackRock’s management of relationships with service providers to such funds, resources devoted to compliance with such funds’ investment objectives and policies, the structure and expertise of the Advisors and their parent companies, BlackRock’s policies and procedures in respect of execution of portfolio transactions and other matters.

At a meeting with a majority of the Independent Board Members attending in person, on July 16, 2010, the Board, including the Independent Board Members, reviewed materials relating to its consideration of the Agreements and thereafter unanimously approved the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund. In approving the Agreements, the Board considered, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of BlackRock portfolio management in general; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

20	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, considered the nature, extent and quality of services to be provided by BlackRock.

The Board considered, among other factors, BlackRock’s compliance record, including whether other funds advised by BlackRock have operated within their investment objectives, policies and restrictions, the Fund’s investment objectives, policies and restrictions, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services to be provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of Portfolio Management: The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other BlackRock-advised funds. The Board, however, did not consider the performance history of the Fund because the Fund was newly organized and had not yet commenced operations as of the July 2010 meeting.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011	21

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

C. Consideration of the Advisory Fees: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared the Fund’s estimated total expenses, as well as estimated actual management fees, to those of other funds in its Lipper category. The funds within the peer group were selected by Lipper, which is not affiliated with the Manager. The Board noted that BlackRock does not currently offer an open-end fund or institutional account that invests primarily in Build America Bonds.

The peer group selected for the Fund contained eight leveraged general closed-end bond funds, including the Fund. The peer group comparison was done within six sub categories of fees and expenses: (i) contractual management fees; (ii) total expenses including investment related expenses and taxes; (iii) total expenses excluding investment related expenses and taxes; (iv) management fees for common and leveraged shares; (v) management fees for common shares; and (vi) non-management expenses. When compared to all the funds in the peer group with fees and expenses expressed as a percentage of net assets, the Fund was in the first quartile and below the median in each of the subcategories, except for sub-category of total expenses including investment related expenses and taxes, where the Fund was above the median by approximately 5 basis points.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services provided.

As the Fund had not commenced operations as of the date of the July 2010 meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

During the Board Members’ deliberations in connection with its approval of the management fee, the Board Members were aware that BlackRock intended to pay compensation, out of its own assets, to the lead underwriter and to certain qualifying underwriters of the Fund’s common shares and of the anticipated amounts of such compensation and the general nature of the services to be rendered to BlackRock in consideration of such compensation. The Board Members also considered whether the management fee met applicable standards in light of the services provided by the Manager, without regard to whether the Manager ultimately pays any portion of the anticipated compensation to the underwriters.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund may benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committee review and the Board’s own further consideration of this issue, the Board concluded that BlackRock closed-end funds are typically priced at scale at the Fund’s inception.

The Board noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts.

22	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other fund sponsors.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, each for a two-year term ending August 18, 2012. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011	23

Officers and Trustees

Richard E. Cavanagh, Chairman of the Board and Trustee
Karen P. Robards, Vice Chair of the Board, Chair of the Audit Committee and Trustee
Richard S. Davis, Trustee
Frank J. Fabozzi, Trustee and Member of the Audit Committee
Kathleen F. Feldstein, Trustee
James T. Flynn, Trustee and Member of the Audit Committee
Henry Gabbay, Trustee
Jerold B. Harris, Trustee
R. Glenn Hubbard, Trustee
W. Carl Kester, Trustee and Member of the Audit Committee
Anne Ackerley, President and Chief Executive Officer
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Ira Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
Computershare Trust Company, N.A.
Providence, RI 02940

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

Effective February 11, 2011, John M. Perlowski became President and Chief Executive Officer of the Trust.

Effective November 10, 2010, Ira Shapiro became Secretary of the Trust.

24	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011

Additional Information

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trust may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Electronic Delivery

Electronic copies of most financial reports are available on the Trust’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trust’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trust.

BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011	25

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

26	BLACKROCK BUILD AMERICA BOND TRUST	JANUARY 31, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#BABT-01/11

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes to any of the portfolio managers identified in the most recent annual report on Form N-CSR

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – Submission of Matters to a Vote of Security Holders – On October 25, 2010, the Board of Trustees of the Fund amended and restated in its entirety the bylaws of the Fund (the "Amended and Restated Bylaws"). The Amended and Restated Bylaws were deemed effective as of October 28, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing trustee nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Build America Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Build America Bond Trust

Date: April 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Build America Bond Trust

Date: April 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Build America Bond Trust

Date: April 4, 2011